CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS
BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   EXHIBIT 10.16

                                 FIRST AMENDMENT
                    TO THE RENEWED DISTRIBUTION AGREEMENT AND
                   THE DISTRIBUTORSHIP ARRANGEMENTS AGREEMENT
                               DATED MAY 2ND, 1997

This Amendment is entered into as of the 4th day of August 2000 by and between Gen-Probe Incorporated, a Delaware corporation, with its principal place of business located at 10210 Genetic Center Drive, San Diego, California 92121 ("GEN-PROBE") and bioMerieux S.A., a French corporation, having its principal place of business at Chemin de l'Orme, 69280 Marcy l'Etoile, France ("BIOMERIEUX").

                                    RECITALS

A. GEN-PROBE and BIOMERIEUX have entered into a Distribution Agreement and a Distributorship Arrangements Agreement ("the Agreements") both dated May 2nd, 1997, under which GEN-PROBE has appointed BIOMERIEUX as its exclusive distributor for the sale of certain products in certain specified countries.

B. The Distributorship Arrangements Agreement has been modified twice from its date of conclusion, by way of amendments, in order to (i) delete Singapore from the list of countries identified as Phase 11 Countries, and
      (ii) to include Poland, a Phase III Country, into the definition of the Territory pursuant to Section 1.5 of the Distributorship Arrangement Agreement.

C. The Distribution Agreement has been modified once from its date of conclusion, by way of amendment dated February 2 , 1998, in order to (i) modify the wording of Section 3.3 of the Distribution Agreement, and (ii) to delete Exhibit C to the Distribution Agreement.

D. The Distribution Agreement and the Distributorship Arrangements Agreement are sometimes collectively referred to in this Amendment as "the Distribution Agreements."

E. The original term of the Distribution Agreements have been extended by a Renewal Amendment signed by the parties as of November 2, 1999.

F. GEN-PROBE and BIOMERIEUX have expressed their interest in expanding the scope of the Distribution Agreements and have therefore decided to enter into this First Amendment to the renewed Distribution Agreements.

                                    AMENDMENT

Now therefore, in consideration of the mutual commitments set forth below, the parties hereto agree as follows:

1. Definitions. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreements.

2. The parties mutually agree to amend the Distribution Agreement to supplement the Products subject to section 1.5 and Exhibit A thereof by including the following as Products at the prices set forth:

Mycoplasma Tissue Culture, Non-Isotopic ("MTCNI") .................................   [***]
MTD Controls ......................................................................   [***]
LeaderCheck D......................................................................   [***]

3. The parties mutually agree to amend the Distribution Arrangements Agreement to expand the definition of Phase III countries as set forth in section 1.3 thereof to include the People's Republic of China (including Hong Kong) as a Phase III country.

4. Pursuant to section 1.5 (iii) of the Distributorship Arrangements Agreement, the parties hereby mutually agree to designate the following Phase III countries as included within the definition of the Territory:
      The People's Republic of China (including Hong Kong); India; Argentina; Colombia; Macedonia; Mexico; and Mongolia.

5. BMX will provide reasonable training to two members of the Chugai Business Group in order to educate them with respect to doing business in the People's Republic of China. Each party shall bear its own personnel costs with respect to this training. Chugai Business Group shall bear all travel costs for its employees.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Except as expressly modified hereby, all terms and conditions of the renewed Distribution Agreements (as previously amended) shall remain unchanged and in full force and effect.

AGREED TO AND ACCEPTED BY:

GEN-PROBE INCORPORATED                             BIOMERIEUX S.A.


By:      /s/ Henry L. Nordhoff                     By:    /s/ Francois Guinot
Name:    Henry L. Nordhoff                         Name:  Francois Guinot
Title:   President & CEO                           Title: Director General